SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  July 3, 2004

                                 PRIME AIR, INC.
             (Exact name of registrant as specified in its charter)



            Nevada                  333-28249                  Not  Applicable
            ------                  ---------                  ---------------
(State or other jurisdiction of    (Commission                (I.R.S. Employer
incorporation  or  organization)  File  Number)             Identification  No.)


Suite 601 - 938 Howe Street, Vancouver, British Columbia, V6Z 1N9; (604)684-5700
--------------------------------------------------------------------------------
          (Address and telephone number of principal executive offices)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     On July 3, 2004, Prime Air, Inc.'s Board of Directors appointed Jan Gossing as a Director. In addition, Mr. Gossing was appointed Chief Financial Officer replacing Mr. Haug.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July  15,  2004                       PRIME  AIR,  INC.



                                              By:  /s/  Albert  Bruno
                                                   --------------------
                                                   Dr. Albert Bruno
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)


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